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TRI-CONTINENTAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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September 28, 2006

Jack Cunningham

Portfolio Manager

Investment Review

2006 Year-to-Date Equity Market Review

Investment Results

Investment Philosophy and Strategy

Portfolio Overview

Outlook

2006 Year-to-Date Equity

Market Review

Excluding the NASDAQ, Equities Have
Shown Solid Returns through August

7.90%

-0.43%

7.85%

5.80%

-1%

0%

1%

2%

3%

4%

5%

6%

7%

8%

9%

S&P 500 Index

Russell 2000 Index

NASDAQ Composite
Index

Dow Jones Industrials
Average

Source: Bloomberg

Through August 31, 2006

Until Recently, The NASDAQ Has
Lagged For A Number of Reasons

Throughout much of this year, investors remained
focused on energy and other commodity-related
stocks

Macroeconomic concerns regarding Fed policy and oil
prices caused investors to shy away from higher-beta
sectors

Concerns about excess inventories last spring in
several product areas (PCs, handsets, flat panels) kept
investors on the sidelines

However, since the Fed paused on August 8, through
last week (Sept. 22), the NASDAQ has significantly
outperformed other indices

Oil Prices Have Remained High
Throughout 2006

30

40

50

60

70

80

$90

12/04

2/05

4/05

6/05

8/05

10/05

12/05

2/06

4/06

6/06

8/06

Crude Oil

Source: FactSet, data through 9/15/06.

Oil Prices Have Remained High For
Myriad Reasons

Strong Demand

Global gross domestic product (GDP) growth
remains robust, particularly in emerging market
countries

Supply Disruptions

Militant attacks in Nigeria

Closing of Alaska’s Prudhoe Bay Field

A slow return of production in Iraq

Expectations for a strong US hurricane season

Oil Prices Have Remained High For
Myriad Reasons

Geopolitical Concerns (The Risk Premium)

Israel’s invasion of Lebanon

Continued tension in Iraq and Iran

Unrest in Nigeria

Distrust of Chavez in Venezuela

Through August, Telecom Has Led the S&P 500, but
Energy and Utilities Remain Strong

20.9%

14.9%

12.7%

10.5%

6.9%

6.4%

4.6%

2.8%

1.2%

-1.9%

-10%

0%

10%

20%

30%

40%

Source: FactSet; data year-to-date through 8/31/06.

Health

Care

Materials

Consumer

Staples

Industrials

Information

Technology

Consumer

Discretionary

Telecomm-

unications

Services

Financials

Utilities

Energy

Composition of S&P by Sector

Despite High Energy Costs, Economic
Fundamentals Remain Sound

U.S. consumer spending still healthy

Corporate profits still growing

Capital expenditures are accelerating

Core inflation remains stable

Long-term interest rates have eased

After 17 Consecutive Rate Increases, the
Fed Has Paused . . .

0

1

2

3

4

5

6%

1/28/04

6/30/04

11/10/04

3/22/05

8/9/05

12/13/05

5/10/06

8/8/06

Source: Bloomberg; data from 1/28/04 through 8/8/06.

. . . And Longer-Term Interest Rates
Remain Stable

3.0

3.5

4.0

4.5

5.0

5.5

6.0%

9/21/01

2/21/02

7/21/02

12/21/02

5/21/03

10/21/03

3/21/04

8/21/04

1/21/05

6/21/05

11/21/05

4/21/06

8/30/06

Source: FactSet

Investment Results

Tri-Continental (Market Price and NAV) vs. S&P 500
Investment Results

Source: FactSet; Bloomberg

Year-to-Date

9/26/06

Three-Year Annual Returns

9/26/03 – 9/26/06

One-Year Annual Return

9/26/05 – 9/26/06

Investment Philosophy
and Strategy

Tri-Continental’s
Investment Management Team

Jack Cunningham – Portfolio manager

Michael McGarry – Co-portfolio manager
Financials, Telecommunications

Chris Boova – Technology

Chris Kagaoan – Consumer Discretionary

Ed Mehalick – Industrials, Materials,
Consumer Staples

Brian Turner – Health Care, Energy, Utilities

An All-Encompassing Approach
to Portfolio Management

Bottom-up, fundamental research

Sector allocation

Diversification

A focus on the long-term

Dividend income

Fundamental Analysis is the Core
of Our Investment Process

Daily research meetings

Bi-weekly sector strategy sessions

Portfolio company visits and management
meetings

Interaction with other Seligman investment
teams

Discussions with buy-side and sell-side
analysts

Our Stock Selection is Closely Tied to
Fundamental Research

Focus on strength of a company’s franchise:

Market position

Competition

Management

Determine appropriate valuation metrics

Identify favorable entry points

Buy securities with a catalyst for price
appreciation

Risk Management is an Important Part of
Our Investment Process

Evaluate individual company and security risks:

Business risk

Valuation risk

Manage risk through position size:

Weightings increase/decrease as our
judgment of risk factors changes

Monitor industry and sector allocations

Portfolio Overview

Tri-Continental Has Broad Representation
Across All Sectors

Consumer

Discretionary

Consumer

Staples

Financials

Health

Care

Industrials

Information

Technology

Materials

Telecom

Services

Utilities

Cash

Energy

As of 8/31/06

21.4%

21.2%

13.1%

9.7%

8.3%

4.0%

3.8%

0.6%

4.0%

10.8%

9.9%

9.9%

3.5%

6.4%

7.5%

12.9%

0.0%

3.4%

2.9%

9.8%

15.1%

21.7%

0%

5%

10%

15%

20%

25%

TY

S&P 500

Top Ten Holdings Help
Anchor the Portfolio

General Electric

Microsoft

Citigroup

Altria Group

Bank of America

Pfizer

Exxon Mobil

IBM

J.P. Morgan Chase

AIG

Total                                                                                  24.4%

Bank of America

General Electric

Altria Group

Exxon Mobil

Citigroup

J.P. Morgan Chase

Microsoft

Pfizer

American International Group

Chevron

Total                                                                                23.3%

as of  8/31/06

as of  12/31/05

Outlook

The Market is Facing Some Headwinds. . .

Oil prices remain high

Inflation has been trending upward

The housing sector is retreating

Corporate profit growth is slowing

GDP growth is easing

. . . But Valuations and Fundamentals
Appear Attractive

Corporate balance sheets in excellent shape

Capital expenditures increasing

Interest rates remain low, corporate credit
spreads tight

Merger and acquisition activity accelerating

Tri-Continental:
An Investment for Long-Term Investors

High-caliber investment team

In-depth fundamental analysis

Careful attention to risk management

Commitment to long-term results

September 28, 2006